UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of report (date of earliest event reported): March 11, 2009 (March 8, 2009)

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SCHERING-PLOUGH CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	1-6571 (Commission file number)	22-1918501 (I.R.S. Employer Identification No.)
2000 Galloping Hill Road Kenilworth, NJ (Address of principal executive offices)	07033 (Zip code)

Registrant’s telephone number, including area code: (908) 298-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 8, 2009, Schering-Plough Corporation, a New Jersey corporation (“Schering-Plough”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Merck & Co., Inc., a New Jersey corporation (“Merck”), Blue, Inc., a New Jersey corporation and wholly owned subsidiary of Schering-Plough, and Purple, Inc., a New Jersey corporation and wholly owned subsidiary of Schering-Plough. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Blue, Inc. will merge with and into Schering-Plough, with Schering-Plough continuing as the surviving corporation (the “Schering Merger”) and Purple, Inc. will merge with and into Merck, with Merck continuing as the surviving corporation and wholly owned subsidiary of Schering-Plough (the “Merck Merger,” and together with the Schering Merger, the “Mergers”).

At the effective time and as a result of the Schering Merger, each share of common stock, par value $0.50 per share, of Schering-Plough, issued and outstanding immediately prior to the effective time of the Schering Merger will be converted into and become exchangeable for 0.5767 shares of common stock of Schering-Plough and $10.50 in cash. At the effective time and as a result of the Merck Merger, each share of common stock, par value $0.01 per share, of Merck, issued and outstanding immediately prior to the effective time of the Merck Merger will be converted into one share of common stock of Schering-Plough. At the effective time and as a result of the Mergers, Schering-Plough will change its name to Merck & Co., Inc. (“New Merck”).

Pursuant to the Merger Agreement, at the effective time of the Schering Merger, all of the directors of Schering-Plough, other than three members reasonably satisfactory to Merck, will resign, and the members of the Board of Directors of Merck immediately prior to the effective time of the Schering Merger and such other persons as Merck may designate in writing to Schering-Plough prior to the closing will be elected by the directors of Schering-Plough to the Board of Directors of New Merck effective upon the consummation of the Mergers.  Pursuant to the Merger Agreement, except as indicated to Schering-Plough by Merck, the Board of Directors of Schering-Plough will appoint each of the officers of Merck immediately prior to the effective time of the Schering Merger as the officers of New Merck effective upon the consummation of the Mergers.

Merck and Schering-Plough have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct their respective businesses in the ordinary and usual course during the interim period between the execution of the Merger Agreement and consummation of the Mergers, (ii) not to engage in certain kinds of transactions during such period, (iii) that Merck will convene and hold a meeting of its shareholders to consider and vote upon the approval of the Merck Merger, (iv) that Schering-Plough will convene and hold a meeting of its shareholders to consider and vote upon the Schering Merger and the approval of the issuance of the shares of common stock of Schering-Plough required to be issued in the Mergers, (v) that, subject to certain exceptions, the Boards of Directors of Merck and Schering-Plough will each recommend approval of the Merger Agreement by its shareholders, (vi) that, subject to certain exceptions, the Board of Directors of Schering-Plough will recommend approval of the issuance of shares of common stock of Schering-Plough by its shareholders and (vii) not to (a) solicit or knowingly facilitate inquiries or proposals relating to alternative business combination transactions or (b) subject to certain exceptions, engage in discussions or negotiations regarding, or provide any non-public information in connection with, alternative business combination transactions.

In the Merger Agreement, Merck and Schering-Plough have committed to use their reasonable best efforts to take all actions necessary to consummate the Mergers, subject to the terms and conditions of the Merger Agreement. Merck has committed to use its reasonable best efforts to take all actions necessary to consummate and obtain the debt financing (the "Financing") on the terms described in the commitment letter among J.P. Morgan Securities, Inc., J.P. Morgan Chase Bank N.A. and Merck (the “Commitment Letter”), filed as Exhibit 10.1 to Merck’s March 10, 2009 Form 8-K, provided that under no circumstances will Merck be required to issue any equity or debt securities, incur any "Indebtedness" (as defined in the Merger Agreement) (other than the Financing) or sell or dispose of assets to obtain the Financing. Merck's efforts include enforcement of its rights under the Commitment Letter.  If the Financing is not available, Merck has agreed to use reasonable best efforts to obtain alternative debt financing from the same and/or alternative financial institutions in an amount sufficient to consummate the transactions under the Merger Agreement,upon terms and conditions not materially less favorable, in the aggregate, to Merck or the surviving corporation than those in the Commitment Letter (or definitive agreements negotiated with respect to the Commitment Letter). Schering-Plough has agreed to provide all cooperation reasonably requested by Merck in connection with the Financing. The commitments of the parties with respect to the Financing are described in greater detail in the Merger Agreement.

Consummation of the Mergers is subject to customary conditions, including (i) approval of the Merger Agreement by the holders of Merck common stock, (ii) approval of the Merger Agreement and the issuance of the shares of common stock of Schering-Plough required to be issued in the Mergers by the holders of Schering-Plough common stock, (iii) absence of certain laws or orders prohibiting the closing, (iv) expiration or termination of the Hart-Scott-Rodino Act waiting period and obtaining antitrust approvals in certain other jurisdictions, including the European Union, (v) declaration of the effectiveness by the Securities and Exchange Commission of the Registration Statement on Form S-4 to be filed by Schering-Plough and (vi) approval for listing on the New York Stock Exchange of the shares of Schering-Plough common stock issuable in the Mergers. Each party’s obligation to consummate the Mergers is subject to certain other conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects of the other party of its obligations and (iii) that there has been no “Material Adverse Effect” (as defined in the Merger Agreement) on the other party. In addition, Merck’s obligation to consummate the Mergers is subject to the condition that any dispositions or other actions necessary to obtain required regulatory approvals not result in a “Burdensome Condition” (as defined in the Merger Agreement). Notwithstanding the satisfaction or waiver of the conditions to closing, if the proceeds of the debt financing for the transaction are not available in full, Merck will not be required to consummate the Mergers until the financing is available in full.

The Merger Agreement contains certain termination rights for both Merck and Schering-Plough, including the right of Schering-Plough to terminate the Merger Agreement to enter into an agreement for an alternative business combination transaction that constitutes a “Superior Proposal” (as defined in the Merger Agreement) if Schering-Plough complies with certain notice and other requirements set forth in the Merger Agreement, including paying Merck a termination fee of $1.25 billion and reimbursing Merck for its expenses, subject to an agreed upon cap. The Merger Agreement further provides that upon termination of the Merger Agreement under other specified circumstances, Merck or Schering-Plough may be required to pay the other party a termination fee of $1.25 billion and/or reimburse the other party for its expenses, subject to an agreed upon cap. In addition, the Merger Agreement provides that if all conditions to the Merger Agreement are satisfied, the Mergers are not consummated by the “End Date” (as defined in the Merger Agreement) by reason of the proceeds of the debt financing for the transaction not being available in full, and Merck or Schering-Plough terminates the Merger Agreement, Merck will be required to pay Schering-Plough a fee of $2.5 billion and reimburse Schering-Plough for its expenses, subject to an agreed upon cap. The remedy described in the prior sentence will be Schering-Plough’s sole remedy against Merck with respect to or as a result of any failure to seek or obtain the proceeds of the financing or any alternative financing and any event related thereto. In addition, the Merger Agreement provides that under specified circumstances, including if either party’s shareholders fail to approve the transactions contemplated by the Merger Agreement, such party may be required to reimburse the other party for its expenses, subject to an agreed upon cap.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about Merck, Schering-Plough, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Merck, Schering-Plough, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Merck and Schering-Plough.

Other Information

          Forward Looking Statements:

This Current Report on Form 8-K (including information included or incorporated by reference herein) includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such statements may include, but are not limited to, statements about the benefits of the proposed merger between Merck and Schering-Plough, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Merck’s and Schering-Plough’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the possibility that the expected synergies from the proposed merger of Merck and Schering-Plough will not be realized, or will not be realized within the expected time period, due to, among other things, the impact of pharmaceutical industry regulation and pending legislation that could affect the pharmaceutical industry; the ability to obtain governmental and self-regulatory organization approvals of the merger on the proposed terms and schedule; the failure of Schering-Plough or Merck stockholders to approve the merger; the risk that the businesses will not be integrated successfully; disruption from the merger making it more difficult to maintain business and operational relationships; the possibility that the merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions; Merck’s and Schering-Plough’s ability to accurately predict future market conditions; dependence on the effectiveness of Merck’s and Schering-Plough’s patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally and the exposure to litigation and/or regulatory actions. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Merck’s 2008 Annual Report on Form 10-K, Schering-Plough’s 2008 Annual Report on Form 10-K and each company’s other filings with the Securities and Exchange Commission (the “SEC”) available at the SEC’s Internet site (www.sec.gov).

          Additional Information:

In connection with the proposed transaction, Schering-Plough will file a registration statement, including a joint proxy statement of Merck and Schering-Plough, with the SEC. Investors are urged to read the registration statement and joint proxy statement (including all amendments and supplements to it) because they will contain important information. Investors may obtain free copies of the registration statement and joint proxy statement when they become available, as well as other filings containing information about Merck and Schering-Plough, without charge, at the SEC’s Internet web site (www.sec.gov). These documents may also be obtained for free from Schering-Plough’s Investor Relations web site (www.schering-plough.com) or by directing a request to Schering-Plough’s Investor Relations at (908) 298-7436. Copies of Merck’s filings may be obtained for free from Merck’s Investor Relations Web Site (www.merck.com) or by directing a request to Merck at Merck’s Office of the Secretary, (908) 423-1000.

Merck and Schering-Plough and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from Merck and Schering-Plough shareholders in respect of the proposed transaction.

Information regarding Schering-Plough’s directors and executive officers is available in Schering-Plough’s proxy statement for its 2008 annual meeting of shareholders, filed with the SEC on April 23, 2008, and information regarding Merck’s directors and executive officers is available in Merck’s preliminary proxy statement for its 2009 annual meeting of stockholders, filed with the SEC on February 25, 2009. Additional information regarding the interests of such potential participants in the proposed transaction will be included in the registration statement and joint proxy statement filed with the SEC in connection with the proposed transaction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
2.1	Agreement and Plan of Merger by and among Merck & Co., Inc., Schering-Plough Corporation, Blue, Inc. and Purple, Inc. dated as of March 8, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2009

Schering-Plough Corporation
By:	/s/ Michael Pressman
Name:	Michael Pressman
Title:	Deputy Secretary

INDEX TO EXHIBITS

Number	Description
2.1	Agreement and Plan of Merger by and among Merck & Co., Inc., Schering-Plough Corporation, Blue, Inc. and Purple, Inc. dated as of March 8, 2009.